                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (1 OF 6)


                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
AmSurg KEC, Inc.                            TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg KEC, Inc.                        51%
Knoxville, L.P.

AmSurg EC Topeka, Inc.                      TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg EC Topeka, Inc.                  60%
Topeka, L.P.

AmSurg EC St. Thomas, Inc.                  TN                   AmSurg Corp.                           100%

The Endoscopy Center of St.                 TN                   AmSurg EC St. Thomas,                   60%
Thomas, L.P.                                                     Inc.

AmSurg EC Centennial, Inc.                  TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg EC Centennial,                   60%
Centennial, L.P.                                                 Inc.

AmSurg EC Beaumont, Inc.                    TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg EC Beaumont,                     51%
Southeast Texas, L.P.                                            Inc.

AmSurg EC Santa Fe, Inc.                    TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg EC Santa Fe,                     60%
Santa Fe, L.P.                                                   Inc.

AmSurg EC Washington, Inc.                  TN                   AmSurg Corp.                           100%

The Endoscopy Center of                     TN                   AmSurg EC Washington,                   60%
Washington D.C., L.P.                                            Inc.

AmSurg Torrance, Inc.                       TN                   AmSurg Corp.                           100%

The Endoscopy Center of the                 TN                   AmSurg Torrance, Inc.                   51%
South Bay, L.P.

AmSurg Encino, Inc.                         TN                   AmSurg Corp.                           100%

                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (2 OF 6)

                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
The Valley Endoscopy Center,                TN                   AmSurg Encino, Inc.                     51%
L.P.

AmSurg Brevard, Inc.                        TN                   AmSurg Corp.                           100%

The Ophthalmology Center of                 TN                   AmSurg Brevard, Inc.                    51%
Brevard, L.P.

AmSurg Sebastopol, Inc.                     TN                   AmSurg Corp.                           100%

The Sebastopol ASC, L.P.                    TN                   AmSurg Sebastopol, Inc.                 60%

AmSurg ENT Brevard, Inc.                    TN                   AmSurg Corp.                           100%

The ENT Center of Brevard,                  TN                   AmSurg ENT Brevard,                     51%
L.P.                                                             Inc.

AmSurg Abilene, Inc.                        TN                   AmSurg Corp.                           100%

The Abilene ASC, L.P.                       TN                   AmSurg Abilene, Inc.                    60%

AmSurg West Tennessee, Inc.                 TN                   AmSurg Corp.                           100%

AmSurg Lakeland, Inc.                       TN                   AmSurg Corp.                           100%

AmSurg SWFLA, Inc.                          TN                   AmSurg Corp.                           100%

AmSurg Lorain, Inc.                         TN                   AmSurg Corp.                           100%

The Loraine ASC, L.P.                       TN                   AmSurg Lorain, Inc.                     51%

AmSurg Maryville, Inc.                      TN                   AmSurg Corp.                           100%

The Maryville ASC                           TN                   AmSurg Maryville, Inc.                  51%

AmSurg Miami, Inc.                          TN                   AmSurg Corp.                           100%

The Miami ASC, L.P.                         TN                   AmSurg Miami, Inc.                      70%

AmSurg North Platte, Inc.                   TN                   AmSurg Corp.                           100%

AmSurg Fort Collins, Inc.                   TN                   AmSurg Corp.                           100%

AmSurg Hanford, Inc.                        TN                   AmSurg Corp.                           100%

                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (3 OF 6)

                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
The Hanford ASC, L.P.                       TN                   AmSurg Hanford, Inc.                    63%

AmSurg Dallas, Inc.                         TN                   AmSurg Corp.                           100%

AmSurg Port Arthur, Inc.                    TN                   AmSurg Corp.                           100%

AmSurg Melbourne, Inc.                      TN                   AmSurg Corp.                           100%

The Melbourne ASC, L.P.                     TN                   AmSurg Melbourne, Inc.                  51%

AmSurg Chicago, Inc.                        TN                   AmSurg Corp.                           100%

The Chicago Endoscopy ASC,                  TN                   AmSurg Chicago, Inc.                    51%
L.P.

AmSurg Hillmont, Inc.                       TN                   AmSurg Corp.                           100%

The Hillmont ASC, L.P.                      TN                   AmSurg Hillmont, Inc.                   51%

AmSurg Northwest Florida,                   TN                   AmSurg Corp.                           100%
Inc.

The Northwest Florida ASC,                  TN                   AmSurg Northwest                        51%
L.P.                                                             Florida, Inc.

AmSurg Palmetto, Inc.                       TN                   AmSurg Corp.                           100%

The Palmetto ASC, L.P.                      TN                   AmSurg Palmetto, Inc.                   51%

AmSurg Hallandale, Inc.                     TN                   AmSurg Corp.                           100%

The Hallandale Surgery ASC,                 TN                   AmSurg Hallandale, Inc.                 51%
L.P.

AmSurg Ocala, Inc.                          TN                   AmSurg Corp.                           100%

The Ocala Endoscopy ASC,                    TN                   AmSurg Ocala, Inc.                      51%
L.P.

AmSurg South Florida                        TN                   AmSurg Corp.                           100%

Network, Inc.

                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (4 OF 6)

                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
The GI Network of South                     TN                   AmSurg South Florida                    51%
Florida, L.P.                                                    Network, Inc.

AmSurg Largo, Inc.                          TN                   AmSurg Corp.                           100%

The Largo Urology ASC, L.P.                 TN                   AmSurg Largo, Inc.                      40%

AmSurg Dade County, Inc.                    TN                   AmSurg Corp.                           100%

Gastroenterology Group of                   TN                   AmSurg Dade County,                     70%
South Florida                                                    Inc.

AmSurg Panama City, Inc.                    TN                   AmSurg Corp.                           100%

AmSurg Miami Urology, Inc.                  TN                   AmSurg Corp.                           100%

The Miami Urology Group,                    TN                   AmSurg Miami Urology,                   60%
L.P.                                                             Inc.

The Miami Urology ASC, L.P.                 TN                   AmSurg Miami Urology,                   60%
                                                                 Inc.

AmSurg Crystal River, Inc.                  TN                   AmSurg Corp.                           100%

The Crystal River Endoscopy                 TN                   AmSurg Crystal River,                   51%
ASC, L.P.                                                        Inc.

AmSurg Abilene Eye, Inc.                    TN                   AmSurg Corp.                           100%

The Abilene Eye ASC, L.P.                   TN                   AmSurg Abilene Eye,                     51%
                                                                 Inc.

AmSurg Holdings, Inc.                       TN                   AmSurg Corp.                           100%

The Knoxville Ophthalmology                 TN                   AmSurg Holdings, Inc.                   60%
ASC, LLC

The West Monroe Endoscopy                   TN                   AmSurg Holdings, Inc.                   55%
ASC, LLC

The Montgomery Eye Surgery                  TN                   AmSurg Holdings, Inc.                   51%
Center, LLC

                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (5 OF 6)

                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
The Evansville ASC, LLC                     TN                   AmSurg Holdings, Inc.                   40%

The Sidney ASC, LLC                         TN                   AmSurg Holdings, Inc.                   51%

The Cleveland ASC, LLC                      TN                   AmSurg Holdings, Inc.                   51%

The Milwaukee ASC, LLC                      TN                   AmSurg Holdings, Inc.                   51%

The Eye Care Network, LLC                   TN                   AmSurg Holdings, Inc.                   51%

The Alabama Eye Care                        TN                   AmSurg Holdings, Inc.                   51%
Network, LLC

The Columbia ASC, LLC                       TN                   AmSurg Holdings, Inc.                   51%

The Wichita Orthopaedic                     TN                   AmSurg Holdings, Inc.                   51%
ASC, LLC

The Minneapolis Endoscopy                   TN                   AmSurg Holdings, Inc.                   51%
ASC, LLC

The West Glen Endoscopy                     TN                   AmSurg Holdings, Inc.                   40%
Center, LLC

West Texas Eyecare Network,                 TN                   AmSurg Holdings, Inc.                   51%
LLC

Cleveland Eyecare Network,                  TN                   AmSurg Holdings, Inc.                   51%
LLC

The Willoughby ASC, LLC                     TN                   AmSurg Holdings, Inc.                   51%

The Chevy Chase ASC, LLC                    TN                   AmSurg Holdings, Inc.                   51%

The Oklahoma City ASC, LLC                  TN                   AmSurg Holdings, Inc.                   51%

The Mountain West                           TN                   AmSurg Holdings, Inc.                   51%
Gastroenterology ASC, LLC

The Cincinnati ASC, LLC                     TN                   AmSurg Holdings, Inc.                   51%

The Fayetteville ASC, LLC                   TN                   AmSurg Holdings, Inc.                   51%

                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1998
                                  PAGE (6 OF 6)

                                         STATE OF                                                    OWNERSHIP
  NAME OF SUBSIDIARY                   ORGANIZATION                     OWNED BY                    PERCENTAGE
  ------------------                   ------------                     --------                    ----------
The Independence ASC, LLC                   TN                   AmSurg Holdings, Inc.                   60%

AmSurg Northern Kentucky                    TN                   AmSurg Holdings, Inc.                  100%
GI, LLC

AmSurg Louisville GI, LLC                   TN                   AmSurg Holdings, Inc.                  100%

AmSurg Kentucky                             TN                   AmSurg Holdings, Inc.                  100%
Ophthalmology, LLC

The Union City ASC, LLC                     TN                   AmSurg Holdings, Inc.                   51%

AmSurg El Paso, Inc.                        TN                   AmSurg Corp.                           100%

The El Paso ASC, LLC                        TN                   AmSurg Holdings, Inc.                   51%

The Phoenix Ophthalmology                   TN                   AmSurg Holdings, Inc.                   51%
ASC, LLC

The Toledo Endoscopy ASC,                   TN                   AmSurg Holdings, Inc.                   51%
LLC